UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2020

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As discussed below, on April 30, 2020, Information Services Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved an amendment to the Information Services Group, Inc. Amended and Restated 2007 Equity and Incentive Award Plan (as amended and restated, the “Plan”) primarily to increase the number of shares of common stock available for issuance under the Plan by 5,500,000 shares. At the Annual Meeting, the Company’s stockholders also approved an amendment to the Information Services Group, Inc. 2007 Employee Stock Purchase Plan (as amended and restated, the “ESPP”) primarily to increase the number of shares of common stock available for issuance under such plan by 1,200,000 shares.

The material features of the Plan and the ESPP and the amendments thereto are summarized in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 20, 2020 in connection with the Annual Meeting (the “Proxy Statement”), which summaries are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.  Those summaries and the above descriptions of the Plan and ESPP do not purport to be complete and are qualified in their entirety by reference to the Plan and ESPP, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are each incorporated herein by reference.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On April 30, 2020, the Company held its Annual Meeting. Of the 47,012,715 shares outstanding and entitled to vote, 41,146,760 shares were represented at the meeting in person or by proxy, or an approximately 87.5% quorum. The final results of voting for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors. The stockholders elected Neil G. Budnick and Gerald S. Hobbs as directors to hold office until the 2023 Annual Meeting of Stockholders and until their successors have been elected and have qualified to hold such office. The results of the election for each director are as follows:

Directors	Votes Cast For	Votes Withheld	Broker Non-Votes
Neil G. Budnick	34,950,814	2,793,875	3,402,071
Gerald S. Hobbs	33,900,358	3,844,331	3,402,071

Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for 2020. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020. The voting results are as follows:

For	Against	Abstain
40,618,622	526,262	1,876

Proposal 3: Non-Binding Advisory Vote on Executive Compensation. The stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as described in the Proxy Statement. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
33,801,988	3,852,481	90,220	3,402,071

Proposal 4: Amendment to the Company’s Amended and Restated 2007 Equity and Incentive Award Plan (the “Plan”). The stockholders approved an amendment to the Plan primarily to increase the number of shares of common stock available for issuance under the Plan by 5,500,000 shares. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
26,341,230	10,420,894	982,565	3,402,071

Proposal 5: Amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”). The stockholders approved an amendment to the ESPP primarily to increase the number of shares of common stock available for issuance under the ESPP by 1,200,000 shares. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
37,586,663	156,216	1,810	3,402,071

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibit.

10.1	Information Services Group, Inc. Amended and Restated 2007 Equity and Incentive Award Plan (as amended by the 2020 amendment) (incorporated herein by reference to Appendix A of the Company’s definitive Proxy Statement filed on March 20, 2020)

10.2	Information Services Group, Inc. Amended and Restated 2007 Employee Stock Purchase Plan (as amended by the 2020 amendment) (incorporated herein by reference to Appendix B of the Company’s definitive Proxy Statement filed on March 20, 2020)

99.1	Section entitled “Proposal No. 4 Approval of the Amendment to the Amended and Restated 2007 Equity and Incentive Award Plan” in the Company’s Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement filed on March 20, 2020)

99.2	Section entitled “Proposal No. 5 Approval of the Amendment to the Employee Stock Purchase Plan” in the Company’s Proxy Statement (incorporated herein by reference to the Company’s definitive Proxy Statement filed on March 20, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2020	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

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